Exhibit 10.1
FOURTH AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     This FOURTH AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made as of __________ ___, 2007, among Oxford Industries, Inc., a Georgia corporation (“Parent”), Oxford of South Carolina, Inc., a South Carolina corporation, and Viewpoint International, Inc., a Delaware corporation, as Borrowers, the Domestic Subsidiaries of the Borrowers party to the Credit Agreement (as defined below) as Guarantors, the Lenders (as defined in the Credit Agreement) party hereto, and SunTrust Bank, as the Administrative Agent.
WITNESSETH:
     WHEREAS, the Borrowers, the Guarantors, the Lenders, the financial institutions party thereto as Issuing Banks and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 28, 2004, as modified and amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of January 10, 2005, as further modified and amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 21, 2005 and as further modified and amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of July 27, 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Loan Parties intend to change their year-end for accounting purposes from the Friday occurring closest to each May 31 to the Saturday occurring closest to each January 31 (the “Fiscal Year Change”);
     WHEREAS, the Loan Parties have requested that the Lenders consent to the Fiscal Year Change, and the Lenders have agreed to consent to such request pursuant to the terms and subject to the conditions set forth herein;
     WHEREAS, the parties further wish to amend the Credit Agreement as set forth herein upon the terms and conditions contained herein;
     NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:
1. Amendments to Credit Agreement.
     (a) Section 1.1 of the Credit Agreement, Definitions, is hereby amended by inserting the following defined term in appropriate alphabetical order therein:
     “Transition Fiscal Year” means the fiscal year of Borrowers beginning on June 2, 2007 and ending on February 2, 2008”
     (b) Section 8.7 of the Credit Agreement, Liquidation; Change in Ownership, Name, or Year; Disposition or Acquisition of Assets; Etc., is hereby further amended by deleting subsection (g) thereof in its entirety and by inserting the following in lieu thereof:
“(g) Change its year-end for accounting purposes from the fiscal year ending on the Saturday occurring closest to each January 31, except upon thirty (30) days prior written notice to the Administrative Agent; provided, that: (i) its new fiscal year end shall be the Saturday occurring closest to any of April 30, July 31 or October 31; (ii) upon a change in its fiscal year end, the amounts set forth in Sections 8.7(b)(iii), 8.12 and 8.13 shall be prorated for the period beginning on the first day of the fiscal year for which the change becomes effective and ending on the last day of such fiscal year; and (iii) upon a change in its fiscal year end, the fiscal year end referenced in Sections 8.7(b)(iii), 8.12 and 8.13 shall be deemed to be the new fiscal year end;”
     (c) Section 8.10 of the Credit Agreement, Fixed Charge Coverage Ratio, is hereby amended by deleting the table in such Section in its entirety and by inserting the following in lieu thereof:

Quarters Ending Closest To:	Ratio:
August 31, 2004 through May 31, 2006	1.50 to 1.00
August 31, 2006 through August 31, 2007	1.75 to 1.00
November 30, 2007 and thereafter	1.10 to 1.00
     (d) Section 8.12 of the Credit Agreement, Capital Expenditures, is hereby amended by deleting such Section in its entirety and by inserting the following in lieu thereof:
“Section 8.12 Capital Expenditures. The Borrower Parties shall not, nor shall they permit their Subsidiaries to, make or incur in the aggregate any Capital Expenditures in any fiscal year in excess of $40,000,000; provided, however that during the Transition Fiscal Year such Capital Expenditures in the aggregate shall not be in excess of $30,000,000; provided, further, that in the event that the Borrower Parties make Capital Expenditures less than such amounts in any fiscal year, up to $10,000,000 of the unused available Capital Expenditures amount may be carried forward to increase the Capital Expenditures limitation for the next succeeding fiscal year.”
     (e) Section 8.13 of the Credit Agreement, Limitation on Leases, is hereby amended by deleting the table in such Section in its entirety and by inserting the following in lieu thereof:

Fiscal Year Ending Closest To:	Maximum Increase:
May 31, 2005	$10,000,000
May 31, 2006	$10,000,000
May 31, 2007	$10,000,000
Transition Fiscal Year	$8,000,000
January 31, 2009 and thereafter	$10,000,000
2. Consent to Fiscal Year Change. The Lenders hereby consent to the Fiscal Year Change and waive compliance with Section 8.7 of the Credit Agreement and any other provision of the Loan Documents, only to the extent necessary to avoid a Default as a result of the Fiscal Year Change.
3. No Other Amendment or Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or Issuing Banks under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments and consents set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder.

This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Lenders or the Issuing Banks at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders or the Issuing Banks to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s or the Lenders’ security interests in, security titles to, or other Liens on, any Collateral for the Obligations.
4. Conditions on Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Administrative Agent, on behalf of the Issuing Banks and the Lenders, shall have received:
     (a) counterparts of this Amendment duly executed by the Borrowers and the Majority Lenders;
     (b) all amounts set forth in that certain fee letter dated as of __________ by and among Parent and SunTrust Robinson Humphrey Capital Markets, a division of SunTrust Capital Markets, Inc.;
     (c) an amendment fee, for the ratable benefit of the Lenders, in an amount equal to $140,000; and
     (d) such other information, documents, instruments or approvals as the Administrative Agent may require.
5. Representations and Warranties of Borrower Parties. Each Borrower Party represents and warrants as follows:
          (a) Such Borrower Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;
          (b) The execution, delivery and performance by such Borrower Party of this Amendment and the Loan Documents, as amended hereby, are within such Borrower Party’s legal powers, have been duly authorized by all necessary company action and do not contravene (i) such Borrower Party’s organizational documents, or (ii) law or contractual restrictions binding on or affecting such Borrower Party;
          (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by such Borrower Party of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower Party is or will be a party;
          (d) This Amendment and each of the other Loan Documents, as amended hereby, to which such Borrower Party is a party constitute legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms; and
          (e) No Default or Event of Default exists.
6. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
7. Costs, Expenses and Taxes. Borrowers agree to pay on demand all out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Loan Documents.
9. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers in Atlanta, Georgia, all as of the day and year first above written.

BORROWERS:	OXFORD INDUSTRIES, INC., as a Borrower
By:
Name:
Title:

Attest:
Name:
Title:

OXFORD OF SOUTH CAROLINA, INC. as a Borrower
By:
Name:
Title:

Attest:
Name:
Title:

TOMMY BAHAMA GROUP, INC. (formerly known as VIEWPOINT INTERNATIONAL, INC.), as a Borrower
By:
Name:
Title:

Attest:
Name:
Title:

GUARANTORS:	LIONSHEAD CLOTHING COMPANY, a Delaware corporation
By:
Name:
Title:

Attest:
Name:
Title:

OXFORD CARRIBBEAN, INC., a Delaware corporation
By:
Name:
Title:

Attest:
Name:
Title:

BEN SHERMAN CLOTHING, INC., a Georgia corporation
By:
Name:
Title:

Attest:
Name:
Title:

OXFORD GARMENT, INC., a Delaware corporation
By:
Name:
Title:

Attest:
Name:
Title:

OXFORD INTERNATIONAL, INC., a Georgia corporation
By:
Name:
Title:

Attest:
Name:
Title:

TOMMY BAHAMA R&R HOLDINGS, INC., a Delaware corporation
By:
Name:
Title:

Attest:
Name:
Title:

TOMMY BAHAMA BEVERAGES, LLC, a Delaware limited liability company
By:	Tommy Bahama R&R Holdings, Inc., a Delaware corporation, as its sole member

By:
Name:
Title:

TOMMY BAHAMA TEXAS BEVERAGES, LLC, a Texas limited liability company
	By:	Tommy Bahama Beverages, LLC, a Delaware limited liability company, as its sole member
		By:	Tommy Bahama R&R Holdings, Inc., a Delaware corporation, as its sole member

By:
Name:
Title:

PIEDMONT APPAREL CORPORATION, a Delaware corporation
By:
Name:
Title:

SFI OF OXFORD ACQUISITION CORPORATION, a Delaware corporation
By:
Name:
Title:

LENDER GROUP:	SUNTRUST BANK, as the Administrative Agent, an Issuing Bank and a Lender
By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC., as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. formerly known as JPMORGAN CHASE BANK, as a Lender
By:
Name:
Title:

SHANGHAI COMMERCIAL BANK LTD., as a Lender and an Issuing Bank
By:
Name:
Title:

By:
Name:
Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank
By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION (formerly HSBC Bank USA), as an Issuing Bank
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender
By:
Name:
Title: